SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 12, 2007
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                            BellaVista Capital, Inc.
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             (Exact name of registrant as specified in its charter)


     Maryland                        0-30507                       94-3324992
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(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)


               420 Florence Street, Suite 200, Palo Alto, CA 94301
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (650) 328-3060
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                                       N/A
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          (Former name or former address, if changed since last report)

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

         The Company's consolidated statements of operations for the year ended September 30, 2006 and the nine months ended September 30, 2005, filed with its annual report on Form 10-KSB for the year ended September 30, 2006, and the consolidated statement of operations for the quarter ended December 31, 2006, filed with its quarterly report on Form 10-QSB for the quarter then ended, include a single line item under "Revenues" showing "Income from real estate investments." The amount reflected in this line item is a single aggregate net amount, reflecting net income from direct investments in real estate (gross revenues less the cost of direct investments), as well as revenues from secured loans receivable and income from joint venture investments in real estate developments.

         As of June 12, 2007, the Company's chief financial officer determined that, as direct investments in real estate developments are consolidated in the Company's financial statements, the appropriate presentation of its revenues is to reflect gross revenues from such direct investments in real estate along with other components of revenues and then to separately state the costs of direct investments and the resulting gross profit from real estate investments after reduction for such costs. Accordingly, by including the gross revenues from direct investments in real estate for the cited periods, the Company's revenues increase materially, though its gross profit, net income and earnings per share remain as previously reported. Because of the change in gross revenues reported, the cited financial statements cannot be relied upon and the Company will file amended reports with restated financial statements.

         The Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 2007, includes the more detailed presentation of gross revenues and expenses, and a footnote presenting the more detailed information for the fiscal year ended September 2006 and the nine months ended September 30, 2005. The Company notes that the net revenue from direct investments has been correctly stated in all prior filings, and the impact of gross revenues from these investments has been reflected in the Statements of Cash Flows for prior periods. Furthermore, the Company did consolidate the assets and liabilities of the direct investments in real estate on its balance sheets in its periodic reports for all prior periods.

         The Company's chief financial officer discussed this change in accounting presentation with the Company's independent accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   June 14, 2007                  BellaVista Capital, Inc.



                                       By:   /s/ MICHAEL RIDER
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                                             Michael Rider, President